UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2024

Gamida Cell Ltd.

(Exact name of registrant as specified in its Charter)

Israel	001-38716	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue, 7th Floor, Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 892-9080

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, NIS 0.01 par value	GMDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 27, 2024, Gamida Cell Ltd. (the “Company”) filed a Current Report on Form 8-K reporting, among other things, (i) the entry into a Restructuring Support Agreement with Gamida Cell Inc. and certain funds managed by Highbridge Capital Management LLC and (ii) the Company’s filing of a voluntary proceeding for restructuring (the “Restructuring Proceeding”) in the District Court of Beersheba, Israel pursuant to Part 10 to the Israeli Restructuring and Financial Rehabilitation Law, 2018. On March 29, 2024, the Company filed the Amendment No. 1 on Form 8-K/A to file an English translation of certain of the filings in the Restructuring Proceeding with the Securities and Exchange Commission (the “SEC”). This Amendment No. 2 on Form 8-K/A is being filed by the Company in order to file certain appendices to the filings in the Restructuring Proceeding with the SEC.

Item 8.01 Other Events.

Exhibit 99.1 to this Current Report on Form 8-K/A is incorporated herein by reference and is comprised of the following appendices to the filings in the Restructuring Proceeding: (i) an Economic Expert Opinion and Valuation of the Company dated March 25, 2024, (ii) certain documents regarding the cash position of the Company, (iii) a list of directors and officers of the Company, (iv) the Company’s financial statements for the years ended December 31, 2022 and 2021, included in the Company’s Annual Report for the year ended December 31, 2022, and (v) the Affidavit of Abigail Jenkins, President and Chief Executive Officer of the Company.

Cautionary Note Regarding the Company’s Ordinary Shares

The Company cautions that trading in the Ordinary Shares during the pendency of the Restructuring Proceeding is highly speculative and poses substantial risks. Trading prices for the Ordinary Shares may bear little or no relationship to the actual recovery, if any, by holders of the Ordinary Shares in the Restructuring Proceeding. The Company expects that holders of the Ordinary Shares could experience a significant or complete loss on their investment, depending on the outcome of the Restructuring Proceeding.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.
99.1	Certain Appendices to the filings in the Restructuring Proceeding
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMIDA CELL LTD.

Dated: April 5, 2024

	By:	/s/ Josh Patterson
Josh Patterson
General Counsel & Chief Compliance Officer

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